Defined Benefit Pension Plans Expected Payments (Detail) - Pension Plan $ in Thousands	Jun. 30, 2015 USD ($)
Defined Benefit Plan Disclosure [Line Items]
2016	$ 17,448
2017	18,069
2018	18,427
2019	19,208
2020	19,499
2021-2025	105,868
Defined Benefit Plan, Expected Future Benefit Payment, Total	$ 198,519